SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                             FORM 8-K/A

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) September 6, 1995

                        VALLEY NATIONAL BANCORP
        (Exact name of registrant as specified in its charter)


                              New Jersey
            (State or other jurisdiction of incorporation)

        0-11179                              22-2477875
(Commission File Number)          (IRS Employer Identification No.)

             1455 Valley Road, Wayne, New Jersey 07470
              (Address of principal executive offices)

                           (201) 305-8800
      (Registrant's telephone number, including area code)



























Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     The following audited financial statements of Lakeland are incorporated by reference into this report from the Annual
     Report of Lakeland on Form 10-K for the fiscal year ended June 30, 1994, previously filed with the Commission:

               Consolidated Statements of Income for each of the three fiscal years in the period ended June 30, 1994.

               Consolidated Balance Sheets as of June 30, 1994 and
               1993.

               Consolidated Statements of Changes in Stockholders' Equity for each of the three fiscal years in the period ended June 30, 1994.

               Consolidated Statements of Cash Flows for each of the three fiscal years in the period ended June 30, 1994.

               Notes to Consolidated Financial Statements.

     Pursuant to paragraph (a) (2) of Item 7 of Form 8-K, a manually signed accountants' report with respect to the above-referenced audited financial statements is included as an exhibit to this Form 8-K.

     The following unaudited interim financial statements of Lakeland are incorporated by reference into this report from the Quarterly Report of Lakeland on Form 10-Q for the fiscal quarter ended March 31, 1995, previously filed with the Commission:

               Unaudited Consolidated Statements of Income for the nine- and three-month periods ended March 31, 1995 and 1994.

               Unaudited Consolidated Balance Sheets as of March 31, 1995 and June 30, 1994.

               Unaudited Consolidated Statements of Cash Flows for the nine-month periods ended March 31, 1995 and 1994.

               Notes to Consolidated Financial Statements.





     (b)  Pro forma financial information.

     The following unaudited pro forma combined financial information presents the Pro Forma Combined Condensed Statement of Condition of Valley and Lakeland at March 31, 1995 giving effect to the Merger as if it had been consummated at such date. Also presented are the Pro Forma Combined Condensed Statements of Income for the three months ended March 31, 1995 and for the years ended December 31, 1994, 1993, and 1992 giving effect to the Merger as if it was consummated at the beginning of each period presented. The unaudited pro forma information is based on the historical financial statements of Valley and Lakeland after giving effect to the Merger under the pooling-of-interests method of accounting and based upon the assumptions and adjustments contained in the footnotes to the Unaudited Pro Forma Combined Condensed Financial Statements.

     Lakeland's fiscal year ends on June 30 and Valley's year ends on December 31. In the pro forma financial statements contained in the proxy statement/prospectus in connection with the Merger included in the Registration Statement filed by Valley with the Securities and Exchange Commission, file No. 33-58497 ("the Registration Statement"), Lakeland's year-end was adjusted from June 30 to December 31 in order to coincide with Valley's year-end of December 31. Subsequent to the filing of the Registration Statement and after further evaluation, Valley determined that the combination of Valley and Lakeland could alternatively be accounted for by combining Lakeland's actual year-end of June 30 with Valley's actual year-end of December 31 as described below. The pro forma condensed statement of income for the year ended December 31, 1994 combines Lakeland's statement of income for the 12 month period ended June 30, 1995 with Valley's statement of income for the 12 month period ended December 31, 1994. The pro forma condensed statement of income for the year ended December 31, 1993 combines Lakeland's statement of income for the 12 month period ended June 30, 1994 with Valley's statement of income for the 12 month period ended December 31, 1993. The pro forma statement of income for the year ended December 31, 1992 combines Lakeland's statement of income for the 12 month period ended June 30, 1993 with Valley's statement of income for the 12 month period ended December 31, 1992. The pro forma combined statement of income for the three month period ended March 31, 1995 combines Lakeland's statement of income for the three month period ended March 31, 1995 with Valley's statement of income for the three month period ended March 31, 1995. On January 1, 1995 retained earnings was adjusted to eliminate the earnings and dividends of Lakeland for the six month period ended June 30, 1995. In preparing the Pro Forma Combined Condensed Statement of Condition of Valley and Lakeland at March 31, 1995, retained earnings included the earnings, cash dividends and stock dividend of Valley and Lakeland for the three months ended March 31, 1995.
     The unaudited pro forma combined financial information has been prepared by Valley's management based upon the historical financial statements and related notes thereto of Valley and Lakeland, available in the Form 10-k's filed by Valley and Lakeland. American Union Bank was merged into Valley at the close of business on February 28, 1995, and was accounted for under the pooling-of-interests method of accounting. For the period ended March 31, 1995 American Union was combined with Valley and included in the pro forma combined statement of condition and pro forma combined statement of income. The pro forma combined statement of financial condition at December 31, 1994 and the pro forma combined statements of income for the periods ending December 31, 1994, 1993, and 1992 were not restated for the American Union merger as the combined results would not be materially different from those presented.

(c)  Exhibits

      2 Amended and Restated Agreement and Plan of Merger, dated as of April 21, 1995, among Valley, Lakeland, the Bank and VNB. (Incorporated by reference from Valley's Registration Statement on Form S-4, File No. 33-58497, filed with the Commission (Annex A to the Proxy Statement/Prospectus contained therein).

     23   Report and Consent of Stephen P. Radics & Co.

     99   Press Release dated June 30, 1995


























PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
(Unaudited)


                                   At March 31, 1995
                                             Pro Forma(1)Pro Forma
                          Valley   Lakeland  Adjustments Combined
(In Thousands)

ASSETS:
Cash and due from banks  $131,359   $ 13,043       -      $144,402
Investment securities
  held to maturity          822,206  250,470       -     1,072,676
Investment securities
  available for sale      484,091          672     -       484,763
Loans                        2,248,208  402,494    -     2,650,702
Allowance for possible
  loan losses               (37,087)    (5,669)    -       (42,756)
Other assets                 175,349   15,657      -       191,006
     Total assets      $3,824,126   $676,667        -    $4,500,793

LIABILITIES:
  Deposits                  $3,424,447 $545,495    -    $3,969,942
  Borrowings                  41,798   71,076      -       112,874
  Other liabilities         35,781     4,767        -       40,548
    Total liabilities   3,502,026    621,338        -    4,123,364

SHAREHOLDERS' EQUITY
  Common Stock              17,229        391  2,277        19,897
  Surplus                  177,018     40,803 (2,277)      215,544
  Retained earnings, net  130,017     14,135        -      144,152
  Treasury stock               (2,164)     -        -       (2,164)
     Total shareholders,
       equity              322,100    55,329        -      377,429
     Total liabilities
       and shareholders'
       equity            $3,824,126 $676,667        -    $4,500,793

_______________

(1) To record the exchange of 3,886,845 shares of Lakeland for 4,998,483 shares of Valley Common Stock












PRO FORMA CONDENSED STATEMENT OF INCOME
(UNAUDITED)
Three Months Ended March 31, 1995
(In thousands, except per share data)




                                       PRO FORMA
                             VALLEY    LAKELAND    COMBINED

Interest income               $66,047   $12,600    $78,647
Interest expense               28,493     6,097     34,590
Net interest income            37,554     6,503     44,057
Provision for possible
loan losses                      519        307        826
Net interest income
  after provision for
  possible loan losses        37,035      6,196     43,231
Non-interest income            4,716        387      5,103
Non-interest expense          19,703      2,534     22,237
Income before income
  taxes                       22,048      4,049     26,097
Income taxes                   7,330      1,401      8,731
Net income                   $14,718    $ 2,648    $17,366
Weighted average
  number of shares
  outstanding(1)          30,581,185  3,971,678 35,688,763



PER COMMON SHARE DATA

Net  income per share           $0.48       $0.52         $0.49
Cash dividends declared         $0.24       $0.15         $0.24

______________


(1) The weighted average number of shares of Lakeland must be multiplied by the exchange ratio of 1.286% to obtain the equivalent number of Valley shares.












PRO FORMA CONDENSED STATEMENT OF INCOME
(UNAUDITED)
Year Ended December 31, 1994
(In thousands, except per share data)



                                           PRO FORMA
                               VALLEY      LAKELAND      COMBINED
Interest income               $242,945     $49,638       $292,583
Interest expense                93,839      23,626        117,465
Net interest income            149,106      26,012        175,118
Provision for possible
 loan losses                     3,545       1,652          5,197
Net interest income after
  provision for possible
  loan losses                  145,561      24,360        169,921
Non-interest income             22,479       1,488         23,967
Non-interest expense(1)         79,018      11,576         90,594
Income before income taxes      89,022      14,272        103,294
Income  taxes(2)                29,978       8,745         38,723
Net income                    $ 59,044    $  5,527       $ 64,571
Weighted average number of shares
outstanding(3)              30,165,895   3,994,126     35,302,341



PER COMMON SHARE DATA
Net income per share            $1.96       $1.38         $1.83
Cash dividends declared         $0.93       $0.93         $0.93





______________



(1)Includes approximately $2.4 million of one-time merger related expenses.

(2)Includes one-time adjustment of approximately $3.5 million to recapture tax bad debt deductions previously taken by Lakeland and $500 thousand of tax benefits for merger related expenses. Tax bad debt deductions taken by a savings bank must be reversed when a savings bank is merged into a commercial bank.

(3)The weighted average number of shares outstanding for Lakeland must be multiplied by the exchange ratio of 1.286% to obtain the equivalent number of Valley shares.


PRO FORMA CONDENSED STATEMENT OF INCOME
(UNAUDITED)
Year Ended December 31, 1993
(In thousands, except per share data)



                                            PRO FORMA
                               VALLEY        LAKELAND        COMBINED

Interest income               $237,461       $ 43,233        $280,694
Interest expense                93,426         20,596         114,022
Net interest income            144,035         22,637         166,672
Provision for possible
  loan losses                    6,360          1,606           7,966
Net interest income
  after provision for
  possible loan losses         137,675         21,031         158,706
Non-interest income             26,514          1,476          27,990
Non-interest expense            76,640          9,032          85,672
Income before income taxes
  and cumulative effect of
  accounting change             87,549         13,475         101,024
Income taxes                    30,703          4,935          35,638
Net income before cumulative
  effect of accounting
  change                        56,846          8,540          65,386
Cumulative effect of
  accounting change               (402)             0            (402)
Net income                     $56,444         $8,540         $64,984

Weighted average number
  of shares
  outstanding(1)            29,673,933      3,936,523      34,736,301



PER COMMON SHARE DATA

Net income per share before
 cumulative  effect  of
 accounting change         $1.92           $2.17         $1.88
Net income per share       $1.90           $2.17         $1.87
Cash dividends declared     0.74            0.75          0.74


_____________

(1)The weighted average number of shares outstanding for Lakeland must be multiplied by the exchange ratio of 1.286% to obtain the equivalent number of Valley shares.



PRO FORMA CONDENSED STATEMENT OF INCOME
(UNAUDITED)
Year Ended December 31, 1992
(In thousands, except per share data)


                                        PRO FORMA
                                VALLEY    LAKELAND    COMBINED

Interest income               $236,600    $37,323     $273,923
Interest  expense              114,947     18,743      133,690
Net interest income            121,653     18,580      140,233
Provision for possible
  loan losses                   16,320      2,535       18,855
Net interest income
  after provision for
  possible loan losses         105,333     16,045      121,378
Non-interest income             30,967      1,625       32,592
Non-interest expense            70,826      9,121       79,947
Income before income
 taxes and cumulative
 effect of accounting
 change                         65,474      8,549       74,023
Income taxes(1)                 22,095      3,177       25,272
Net income before
  cumulative effect of
  accounting change             43,379      5,372       48,751
Cumulative effect of
  accounting change                  0        473          473
Net income                     $43,379     $5,845     $ 49,224

Weighted average number
  of shares
  outstanding(1)            29,267,409  3,869,824   34,244,003



PER COMMON SHARE DATA

Net income per share
  before cumulative effect
  of accounting change           $1.49         $1.39         $1.42
Net income per  share            $1.49         $1.51         $1.44
Cash dividends declared          $0.67         $0.52         $0.67

________________

(1)The weighted average number of shares outstanding for Lakeland must be multiplied by the exchange ratio of 1.286% to obtain the equivalent number of Valley shares.